As filed with the Securities and Exchange Commission on ____________, 1995
                            Registration No. 33-55152
                                    811-7368

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM N-4
                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                         OF 1933 Pre-Effective Amendment
                                       No.
                         Post-Effective Amendment No. 4
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5

                         SEPARATE ACCOUNT VA-2LNY
                        (Exact Name of Registrant)

                 FIRST TRANSAMERICA LIFE INSURANCE COMPANY
                            (Name of Depositor)

                   575 Fifth Avenue, New York, NY  10017
           (Address of Depositor's Principal Executive Offices)

            Depositor's Telephone Number, including Area Code:
                              (212) 682-8740

Name and Address of Agent for Service:

James W. Dederer, Esquire
Chairman, General Counsel and Corporate Secretary
First Transamerica Life Insurance Company
575 Fifth Avenue
New York, NY  10017

Copy to:

Frederick R. Bellamy, Esquire
Sutherland, Asbill & Brennan
1275 Pennsylvania Avenue, N.W.
Washington, D.C.  20004-2404

Approximate date of proposed sale to the public: As soon as practicable after effectiveness of the Registration Statement.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1994 was filed on February 26, 1996.

     It is proposed that this filing will become effective:
      immediately upon filing pursuant to paragraph (b)
      on ________________ pursuant to paragraph (b)
   x 60 days after filing pursuant to paragraph (a)(i) on ________________ pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on ________________ pursuant to paragraph (a)(ii) of Rule 485

     If appropropriate, check the following box:
                this Post-Effective  Amendment designates a new effective date for a previously filed Post-Effective Amendment.

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